                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1997 appearing on page 27 of Monterey Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


PRICE WATERHOUSE LLP

Houston, Texas
July 23, 1997